WORLD HEART CORPORATION
                                        -----------------------

                                            Voting Results
                              (Section 11.3 of National Instrument 51-102)


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This report describes the matters voted upon and the outcome of the votes at the Annual and
Special Meeting of Shareholders of World Heart Corporation (the "Corporation" or
"WorldHeart") held on Monday, July 18, 2005.



                          Matter                                       Outcome of Vote
                          ------                                       ---------------
1.   Appointment of Auditors

PricewaterhouseCoopers LLP were reappointed as auditors of         Carried by a majority of
the Corporation to hold office until the next annual               votes on a show of hands
meeting of Shareholders or until their successors are              with 99.8% of the 11,191,431
appointed, and the directors were authorized to fix the            votes represented by proxy
remuneration of the auditors.                                      voting for the appointment
                                                                   of the auditors.

2.   Election of Directors

The following nominees were elected as Directors of the            Carried by a majority of
Corporation to hold office until the next annual meeting           votes on a show of hands
or until their successors are elected or appointed:                with 99.8% of the 11,191,431
                                                                   votes represented  by proxy
     C. Ian Ross                                                   voting for the election of
     John F. Carlson                                               the nominated directors.
     William C. Garriock
     Robert J. Majteles
     D. Mark Goudie

3.   MedQuest Resolution

A resolution approving  the issuance of WorldHeart common          Carried by a majority of the
shares to MedQuest Products, Inc. (MedQuest), in                   votes on a ballot, with
connection with the acquisition by WorldHeart of the               5,683,990 (95.0%) votes cast
business of MedQuest was passed.                                   for and 297,053 (5.0%) votes
                                                                   cast against the resolution.

4.   Maverick Resolution

A resolution approving the private placement of WorldHeart         Carried by a majority of the
common shares to Maverick Venture Management, LLC                  votes on a ballot, with
("Maverick") was passed.                                           5,681,992 votes cast for
                                                                   (95.0%) and 299,156 (5%)
                                                                   votes cast against the
                                                                   resolution.
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                                              -2-

5.   Warrant Amendment Resolution

A resolution approving the reduction of the exercise price         Carried by a majority of the
of the warrants issued by WorldHeart in September 2004,            votes on a ballot, with
from $1.55 to $1.00, for a period of 14 days following the         2,903,601 (82.5%) votes cast
approval of such resolution was passed.                            for and 615,525 (17.5%)
                                                                   votes cast against the
                                                                   resolution.  Votes with
                                                                   respect to 2,451,347 shares
                                                                   held by insiders and their
                                                                   affiliates and associates
                                                                   were excluded from voting.

6.   ESOP Resolution #1

A resolution approving an amendment to the WorldHeart              Carried by a majority of the
Corporation Employee Stock Option Plan (the "Plan")                votes on a ballot, with
increasing the maximum number of common shares that may be         4,705,341 (79.0%) votes cast
issued under the Plan was passed.                                  for  and 1,247,575 (21.0%)
                                                                   votes cast against the
                                                                   resolution.  Votes with
                                                                   respect to 20,535 shares
                                                                   held by directors and
                                                                   officers of the Corporation
                                                                   and their associates were
                                                                   excluded from voting.

7.   ESOP Resolution #2

A resolution approving an amendment to the Plan removing           Carried by a majority of the
the restriction that the aggregate number of shares issued         votes on a ballot, with
to any person under the Plan be limited to 5% was passed.          4,847,256 (81.4%) votes cast
                                                                   for and 1,107,851 (18.6%)
                                                                   votes cast against the
                                                                   resolution.  Votes with
                                                                   respect to 20,535 shares
                                                                   held by directors and
                                                                   officers of the Corporation
                                                                   and their associates were
                                                                   excluded from voting.

8.   Option Amendment Resolution

A resolution amending certain options granted to certain           Carried by a majority of the
directors and executive officers of WorldHeart was passed.         votes on a ballot, with
                                                                   4,449,781 (74.8%) votes cast
                                                                   for and 1,499,171 (25.2%)
                                                                   votes cast against the
                                                                   resolution.  Votes with
                                                                   respect to 20,535 shares
                                                                   held by directors and
                                                                   officers of the Corporation
                                                                   and their associates were
                                                                   excluded from voting.
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                                            -3-
9.   Continuance Resolution

A special resolution authorizing the continuance of                Carried by at least
WorldHeart under the Canada Business Corporations Act.             two-thirds of the votes on a
                                                                   ballot, with 5,938,678
                                                                   (99.3%) votes cast for and
                                                                   42,374 (0.7%) votes cast
                                                                   against the resolution.
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Ottawa, Ontario, July 21, 2005



WORLD HEART CORPORATION



By:  /s/ Virginia K. Schweitzer
   ------------------------------------------------
    Virginia K. Schweitzer
    Secretary
    World Heart Corporation